UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 2, 2017

AquaBounty Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Mill & Main Place, Suite 395, Maynard, Massachusetts	01754
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	978-648-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 2.02  Results of Operations and Financial Condition.
On November 2, 2017, AquaBounty Technologies, Inc. (the “Company”) issued a press release regarding its financial and operational results for the quarter ended September 30, 2017. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information included in this Current Report on Form 8-K pursuant to Item 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by AquaBounty Technologies, Inc. on November 2, 2017, furnished herewith.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)
November 2, 2017	/s/ David A. Frank
David A. Frank
Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by AquaBounty Technologies, Inc. on November 2, 2017, furnished herewith.